UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-0523

The Dreyfus Fund Incorporated

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York  10166

(Address of principal executive offices)        (Zip code)

John Pak, Esq.

200 Park Avenue

New York, New York  10166

(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000

Date of fiscal year end:  12/31

Date of reporting period:         6/30/14

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Fund

Incorporated

SEMIANNUAL REPORT

June 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2014, through June 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities defied many analysts’ expectations over the first half of 2014 when some broad measures of stock market performance continued to achieve new record highs in the wake of very robust performance in 2013. Strong corporate earnings and rising business and consumer confidence more than offset concerns regarding geopolitical tensions in overseas markets and a weather-related domestic economic contraction during the first quarter of the year.

We believe we already have seen signs that the economy’s winter contraction will likely prove temporary, including stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth. While these developments portend well for corporate earnings over the remainder of the year, our portfolio managers are aware that some stocks and industry groups have reached richer valuations, which suggests that selectivity and a long-term perspective could become more important determinants of potential investment success.As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through June 30, 2014, as provided by Sean P. Fitzgibbon, David Sealy and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2014, The Dreyfus Fund Incorporated produced a total return of 4.83%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 7.12% for the same period.2

U.S. stocks generally continued to advance during the reporting period, with gains driven by domestic economic growth and strong corporate earnings reports.While the fund participated in the market’s climb, heightened volatility and relatively weak returns from individual security selections in the financials, health care, and consumer staples sectors caused its performance to trail the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies.The fund may invest up to 20% of its assets in foreign securities. In choosing stocks we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles.We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Stocks Rose in the Face of Headwinds

After soaring to new record highs in 2013, U.S. stock markets gave back some of their previous gains in January and early February 2014 in the face of severe winter weather that constrained economic activity. Other uncertainties further eroded investor confidence, including the impact of the Federal Reserve Board’s efforts to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

taper its quantitative easing program, geopolitical instability in Ukraine, and concerns regarding economic slowdowns in emerging markets.Although improving employment data and increasing levels of manufacturing activity drove stocks higher again in the spring, investors shifted their focus from growth-oriented stocks to traditionally defensive and dividend-paying securities.

The final months of the reporting period saw further improvement in jobs data and solid corporate earnings. Reassured investors bid up the prices of cyclical companies and those sensitive to rising interest rates. Led by such stocks, the S&P 500 Index rose above the 1900 level for the first time in late May, and the benchmark finished the first half of the year farther in new record territory.

Security Selections Produced Mixed Results

Due to the shift in investor sentiment favoring traditionally defensive, dividend-paying stocks that occurred early in the reporting period, the fund’s underweighted exposure to utilities detracted from returns, as did our decision to avoid investing in high yielding real estate investment trusts (REITs) in the financial sector. In addition, disappointing returns from individual holdings contributed to the underperformance relative to the benchmark.

Among financial companies, relative performance suffered from declines in two securities exchanges, Intercontinental Exchange Group and CBOE Holdings, which were hurt by weakening trading volumes. In the health care sector, drugmaker Perrigo Company posted disappointing revenues due to an unexpectedly mild cold and flu season, while pharmaceutical giant Bristol-Myers Squibb missed sales targets and offered slightly lower guidance for the rest of 2014. In the consumer staples sector, specialty grocery chain Whole Foods Market faced increased competition that cut into the company’s growth. Other holdings that lagged the market included credit card processor MasterCard and building supplies maker Owens Corning.

On a more positive note, the fund generated relatively strong performance in the energy sector, where oil and gas producer Anadarko Petroleum emerged from overhanging litigation, and oil and gas services provider Schlumberger and independent oil and gas company EOG Resources benefited from the boom in domestic shale oil production. Relative results in the energy sector were further bolstered by the fund’s lack of exposure to ExxonMobil, which lagged after missing production targets. In the information technology sector, top performers included semiconductor equipment maker Applied Materials and social media leader Facebook. Several holdings in the materials sector produced good returns, led by specialty chemical manufacturer LyondellBasell Industries. In other areas, athletic clothing maker Under Armour generated notably robust gains, while the fund’s lack of exposure to the relatively weak telecommunications services sector also enhanced relative performance.

Positioned for Continued Growth

Recent data indicates that the U.S. economy continues to rebound nicely from the slowdown at the beginning of 2014, while global economic fundamentals also portend well for the kinds of economically cyclical and interest rate sensitive stocks we currently find most attractive. Therefore, as of the end of the reporting period, the fund has identified a relatively large number of investments in the consumer discretionary, financials, health care, industrials, and information technology sectors. In contrast, the fund has relatively less exposure in the consumer staples and energy sectors and no exposure to the telecommunications services and utilities sectors.

July 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2014 to June 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2014

Expenses paid per $1,000†	$3.91
Ending value (after expenses)	$1,048.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2014

Expenses paid per $1,000†	$3.86
Ending value (after expenses)	$1,020.98

† Expenses are equal to the fund’s annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2014 (Unaudited)

Common Stocks—99.3%	Shares		Value ($)
Automobiles & Components—1.5%
Delphi Automotive	335,460		23,059,520
Banks—7.3%
Bank of America	2,385,590		36,666,518
JPMorgan Chase & Co.	326,470		18,811,201
Regions Financial	1,814,660		19,271,689
Wells Fargo & Co.	709,300		37,280,808
			112,030,216
Capital Goods—7.9%
Cummins	109,350		16,871,611
Danaher	270,230		21,275,208
Fluor	301,370		23,175,353
Honeywell International	247,250		22,981,887
Owens Corning	350,320		13,550,378
Precision Castparts	90,670		22,885,108
			120,739,545
Commercial & Professional Services—1.6%
Tyco International	530,405		24,186,468
Consumer Durables & Apparel—4.6%
Newell Rubbermaid	456,000		14,131,440
NIKE, Cl. B	297,860		23,099,043
PVH	144,530		16,852,198
Under Armour, Cl. A	279,280	[a]	16,614,367
			70,697,048
Consumer Services—2.0%
Las Vegas Sands	195,040		14,865,949
Starbucks	200,320		15,500,762
			30,366,711
Diversified Financials—7.3%
American Express	233,542		22,156,130
Ameriprise Financial	140,700		16,884,000
CBOE Holdings	270,410		13,306,876
IntercontinentalExchange Group	66,110		12,488,179
Morgan Stanley	372,480		12,042,278
Navient	665,820		11,791,672
Voya Financial	634,440		23,055,550
			111,724,685

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—9.8%
Anadarko Petroleum	222,630		24,371,306
Apache	149,110		15,003,448
EOG Resources	185,900		21,724,274
Halliburton	295,070		20,952,921
Occidental Petroleum	317,410		32,575,788
Schlumberger	303,360		35,781,312
			150,409,049
Food & Staples Retailing—1.1%
CVS Caremark	229,970		17,332,839
Food, Beverage & Tobacco—5.9%
Coca-Cola Enterprises	390,990		18,681,502
Mondelez International, Cl. A	406,500		15,288,465
PepsiCo	314,730		28,117,978
Philip Morris International	334,690		28,217,714
			90,305,659
Health Care Equipment & Services—4.8%
Cigna	273,230		25,128,963
McKesson	135,330		25,199,799
Medtronic	229,160		14,611,242
Universal Health Services, Cl. B	90,510		8,667,238
			73,607,242
Household & Personal Products—.9%
Colgate-Palmolive	197,050		13,434,869
Insurance—2.7%
Genworth Financial, Cl. A	911,680	[a]	15,863,232
Hartford Financial Services Group	722,100		25,858,401
			41,721,633
Materials—2.1%
LyondellBasell Industries, Cl. A	168,790		16,482,344
Martin Marietta Materials	121,960		16,104,818
			32,587,162
Media—3.5%
Twenty-First Century Fox, Cl. A	720,770		25,335,066
Viacom, Cl. B	318,360		27,611,363
			52,946,429

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences—9.7%
Biogen Idec	97,510	[a]	30,745,878
Bristol-Myers Squibb	477,080		23,143,151
Gilead Sciences	365,390	[a]	30,294,485
Perrigo Company	163,750		23,868,200
Pfizer	1,344,460		39,903,573
			147,955,287
Retailing—2.5%
Amazon.com	70,220	[a]	22,806,052
Priceline Group	12,840	[a]	15,446,520
			38,252,572
Semiconductors & Semiconductor Equipment—3.2%
Applied Materials	929,350		20,956,843
Micron Technology	310,100	[a]	10,217,795
Texas Instruments	365,010		17,443,828
			48,618,466
Software & Services—12.2%
Automatic Data Processing	245,690		19,478,303
Facebook, Cl. A	380,880	[a]	25,629,415
Google, Cl. A	47,163	[a]	27,574,791
Google, Cl. C	47,163	[a]	27,131,931
MasterCard, Cl. A	364,800		26,801,856
Microsoft	990,390		41,299,263
salesforce.com	332,360	[a]	19,303,469
			187,219,028
Technology Hardware & Equipment—5.2%
Apple	613,340		56,997,686
SanDisk	87,820		9,171,043
Western Digital	146,050		13,480,415
			79,649,144
Transportation—3.5%
FedEx	152,640		23,106,643
Union Pacific	310,200		30,942,450
			54,049,093
Total Common Stocks
(cost $1,130,733,337)			1,520,892,665

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,242,221)	10,242,221 [b]	10,242,221

Total Investments (cost $1,140,975,558)	100.0%	1,531,134,886
Liabilities, Less Cash and Receivables	(.0%)	(206,588)
Net Assets	100.0%	1,530,928,298

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	12.2	Semiconductors &
Energy	9.8	Semiconductor Equipment	3.2
Pharmaceuticals,		Insurance	2.7
Biotech & Life Sciences	9.7	Retailing	2.5
Capital Goods	7.9	Materials	2.1
Diversified Financials	7.3	Consumer Services	2.0
Banks	7.3	Commercial & Professional Services	1.6
Food, Beverage & Tobacco	5.9	Automobiles & Components	1.5
Technology Hardware & Equipment	5.2	Food & Staples Retailing	1.1
Health Care Equipment & Services	4.8	Household & Personal Products	.9
Consumer Durables & Apparel	4.6	Money Market Investment	.7
Media	3.5
Transportation	3.5		100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,130,733,337	1,520,892,665
Affiliated issuers	10,242,221	10,242,221
Dividends receivable		1,503,976
Receivable for shares of Common Stock subscribed		15,720
Prepaid expenses		45,863
		1,532,700,445
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		957,831
Payable for shares of Common Stock redeemed		309,707
Accrued expenses		504,609
		1,772,147
Net Assets ($)		1,530,928,298
Composition of Net Assets ($):
Paid-in capital		1,083,533,170
Accumulated undistributed investment income—net		1,265,880
Accumulated net realized gain (loss) on investments		55,969,920
Accumulated net unrealized appreciation
(depreciation) on investments		390,159,328
Net Assets ($)		1,530,928,298
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		124,908,152
Net Asset Value, offering and redemption price per share ($)		12.26

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,207,255
Affiliated issuers	2,211
Income from securities lending—Note 1(b)	3,614
Total Income	10,213,080
Expenses:
Management fee—Note 3(a)	4,853,392
Shareholder servicing costs—Note 3(b)	457,009
Directors’ fees and expenses—Note 3(c)	218,363
Professional fees	74,981
Custodian fees—Note 3(b)	44,227
Registration fees	15,207
Prospectus and shareholders’ reports	5,762
Loan commitment fees—Note 2	3,811
Interest expense—Note 2	131
Miscellaneous	17,165
Total Expenses	5,690,048
Less—reduction in fees due to earnings credits—Note 3(b)	(1,203)
Net Expenses	5,688,845
Investment Income—Net	4,524,235
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	56,147,102
Net unrealized appreciation (depreciation) on investments	9,581,666
Net Realized and Unrealized Gain (Loss) on Investments	65,728,768
Net Increase in Net Assets Resulting from Operations	70,253,003

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Operations ($):
Investment income—net	4,524,235	10,367,727
Net realized gain (loss) on investments	56,147,102	123,266,586
Net unrealized appreciation
(depreciation) on investments	9,581,666	209,386,314
Net Increase (Decrease) in Net Assets
Resulting from Operations	70,253,003	343,020,627
Dividends to Shareholders from ($):
Investment income—net	(4,621,202)	(10,419,078)
Net realized gain on investments	(20,079,834)	(109,424,442)
Total Dividends	(24,701,036)	(119,843,520)
Capital Stock Transactions ($):
Net proceeds from shares sold	40,719,123	246,442,072
Dividends reinvested	22,670,889	109,113,314
Cost of shares redeemed	(56,087,073)	(111,030,111)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	7,302,939	244,525,275
Total Increase (Decrease) in Net Assets	52,854,906	467,702,382
Net Assets ($):
Beginning of Period	1,478,073,392	1,010,371,010
End of Period	1,530,928,298	1,478,073,392
Undistributed investment income—net	1,265,880	1,362,847
Capital Share Transactions (Shares):
Shares sold	3,445,351	21,716,135
Shares issued for dividends reinvested	1,905,128	9,359,303
Shares redeemed	(4,726,091)	(9,895,852)
Net Increase (Decrease) in Shares Outstanding	624,388	21,179,586

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2014					Year Ended December 31,
		(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period		11.89		9.80	8.44	8.99	7.80	6.14
Investment Operations:
Investment income—net[a]		.04		.10	.12	.10	.07	.08
Net realized and unrealized
gain (loss) on investments		.53		3.04	1.36	(.55)	1.19	1.67
Total from
Investment Operations		.57		3.14	1.48	(.45)	1.26	1.75
Distributions:
Dividends from
investment income—net		(.04)		(.10)	(.12)	(.10)	(.07)	(.09)
Dividends from net realized
gain on investments		(.16)		(.95)	—	—	—	—
Total Distributions		(.20)		(1.05)	(.12)	(.10)	(.07)	(.09)
Net asset value,
end of period		12.26		11.89	9.80	8.44	8.99	7.80
Total Return (%)		4.83	[b]	32.33	17.58	(5.05)	16.30	28.75
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets		.77	[c]	.74	.75	.77	.78	.80
Ratio of net expenses
to average net assets		.77	[c]	.74	.75	.77	.78	.79
Ratio of net investment income
to average net assets		.61	[c]	.85	1.30	1.11	.84	1.18
Portfolio Turnover Rate		21.76	[b]	72.91	56.38	67.60	60.06	77.88
Net Assets, end of period
($ x 1,000)		1,530,928		1,478,073	1,010,371	940,107	1,041,526	966,117

a	Based on average shares outstanding at each month end.
b	Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,520,892,665	—	—	1,520,892,665
Mutual Funds	10,242,221	—	—	10,242,221

† See Statement of Investments for additional detailed categorizations.

At June 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2014,The Bank of New York Mellon earned $1,204 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013($)	Purchases ($)	Sales ($)	6/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,531,977	127,573,952	118,863,708	10,242,221.7
Dreyfus
Institutional
Cash Advantage
Fund	—	67,674,998	67,674,998	—	—
Total	1,531,977	195,248,950	186,538,706	10,242,221.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013 was as follows: ordinary income $23,014,856 and long-term capital gains $96,828,664.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2014 was approximately $24,300 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.The effective management fee rate during the period ended June 30, 2014 was .65%. The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. For the period ended June 30, 2014, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2014, the fund was charged $218,280 for transfer agency services and $14,255 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,203.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2014, the fund was charged $44,227 pursuant to the custody agreement.

During the period ended June 30, 2014, the fund was charged $4,593 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $823,156, custodian fees $27,443, Chief Compliance Officer fees $2,209 and transfer agency fees $105,023.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2014, amounted to $324,235,181 and $344,476,583, respectively.

At June 30, 2014, accumulated net unrealized appreciation on investments was $390,159,328, consisting of $395,686,218 gross unrealized appreciation and $5,526,890 gross unrealized depreciation.

At June 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 21, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    August 21, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)